EXHIBIT 3.143

Secretary of State	ISSUANCE DATE: 07/02/2007
Division of Business Services	REQUEST NUMBER: 07183579
312 Eighth Avenue North
6th Floor, William R. Snodgrass Tower	CHARTER/QUALIFICATION DATE: 10/29/2002
Nashville, Tennessee 37243	STATUS: ACTIVE
CORPORATE EXPIRATION DATE: PERPETUAL
CONTROL NUMBER: 0435829
JURISDICTION: TENNESSEE

TO:	REQUESTED BY:
CFS	CFS
8161 HWY 100	8161 HWY 100

NASHVILLE, TN 37221	NASHVILLE, TN 37221
I, RILEY C DARNELL, SECRETARY OF STATE OF THE STATE OF TENNESSEE DO HEREBY CERTIFY THAT
“BROWNSVILLE HOSPITAL CORPORATION”
WAS INCORPORATED OR QUALIFIED TO DO BUSINESS IN THE STATE OF TENNESSEE ON THE ABOVE DATE, AND THAT THE ATTACHED DOCUMENT(S) WAS/WERE FILED IN OFFICE ON THE DATE(S) AS BELOW INDICATED:

REFERENCE	DATE FILED	FILING TYPE	FILING ACTION
NUMBER			NAM DUR STK PRN OFC AGT INC MAL FYC
4639-0816	10/29/2002	CHART-PROFIT
4657-0610	11/22/2002	ASSUMED-ADD
4956-0516	11/06/2003	AGENT/OFFICE
5239-1675	09/20/2004	AGENT/OFFICE	X X
5421-0103	04/01/2005	AN RPT	X X
5740-0991	03/29/2006	AN RPT	X
5926-1862	01/25/2007	AGENT/OFFICE	X X
6012-0320	03/30/2007	AN RPT	X

FOR: REQUEST FOR COPIES		ON DATE: 07/02/07

		FEES
FROM:	RECEIVED:	$280.00	$0.00
CAPITAL FILING SERVICE (CFS)
8161 HIGHWAY 100	TOTAL PAYMENT RECEIVED:		$280.00
#172	RECEIPT NUMBER:		00004231100
NASHVILLE, TN 37221-000	ACCOUNT NUMBER:		00101230

[SEALED]	/s/ Riley C. Darnell
	Secretary of State

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CHARTER
OF
BROWNSVILLE HOSPITAL CORPORATION
The undersigned person, having capacity to contract and acting as the incorporator of a corporation for profit under the Tennessee Business Corporation Act, hereby adopts the following Charter for such corporation:
1. The name of the corporation is: Brownsville Hospital Corporation.
2. The corporation’s initial registered office is located at 2908 Poston Avenue, Nashville, Tennessee 37203, County of Davidson, The initial registered agent at that office is Corporation Service Company.
3. The name and address of the incorporator is Kimberly A. Wright, Suite 400, 155 Franklin Road, Brentwood, Tennessee 37027,
4. The address of the principal office of the corporation shall be Suite 400, 155 Franklin Road, Brentwood, Tennessee 37027.
5. The corporation is for profit.
6. The corporation is authorized to issue one thousand (1,000) shares of common stock, no par value.
7. The business and affairs of the corporation shall be managed by a Board of Directors:
a. The number of directors and their term shall be specified in the Bylaws of the corporation;
b. Whenever the Board of Directors is required or permitted to take any action by vote, such action may be taken without a meeting on written consent setting forth the action so taken, signed by all of the directors, indicating each signing director’s vote or abstention. The affirmative vote of the number of directors that would be necessary to authorize or to take such action at a meeting is an act of the Board of Directors;
c. Any or all of the directors may be removed with cause by a majority vote of the entire Board of Directors.
8. To the fullest extent permitted by the Tennessee Business Corporation Act as the same may be amended from time to time, a director, officer or incorporator of the corporation shall not be liable to the corporation or its shareholders for monetary damages for breach of fiduciary duty in such capacity. If the Tennessee Business Corporation Act is amended, after approval by the shareholders of this provision, to authorize corporate action further eliminating or limiting the personal liability of a director, officer or incorporator then the liability of a director, officer or incorporator of the corporation shall be eliminated or limited to the fullest extent permitted by the Tennessee Business Corporation Act, as so amended from time to time. Any repeal or modification of this Section 8 by the shareholders of the corporation shall not adversely affect any right or protection of a director, officer or incorporator of the corporation existing at the time of such repeal or modification or with respect to events occurring prior to such time.
9. Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative and whether formal or informal (hereafter a “proceeding”), by reason of the fact that he or she is or was a director, officer or incorporator of the corporation or is or was serving at the request of the corporation as a director, officer, manager or incorporator of another corporation or as a partner or trustee of a partnership, joint venture, limited liability company, trust or other enterprise, including service with respect to employee benefit plans (hereinafter an “Indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, manager or incorporator or in any other capacity while serving as a director, officer, manager or incorporator, shall be indemnified and held harmless by the corporation to the fullest extent authorized by the Tennessee Business Corporation Act, as the same may be amended (but, in the case of any such amendment, only to the extent that such amendment permits the corporation to provide broader indemnification rights than such law permitted the corporation to provide prior to such amendment), against all expense, liability and loss (including but not limited to counsel fees, judgments, fines, ERISA, excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such Indemnitee in connection therewith and such indemnification shall continue as to an Indemnitee who has ceased to be a director, officer, manager or incorporator and shall inure to the benefit of the Indemnitee’s heirs, executors and administrators. The right to indemnification conferred in this Section 9 shall be a contract right and shall include the right to be paid by the corporation the expenses incurred in any such proceeding in advance of its final disposition (hereinafter an “advancement of expenses”); provided, however, that an advancement of expenses incurred by an Indemnitee shall be made only upon delivery to the corporation of an undertaking, by or on behalf of such Indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such Indemnitee is not entitled to be indemnified for such expenses under this Section 9 or otherwise, the Indemnitee furnishes the corporation with a written affirmation of his or her good faith belief that he or she has met the standards for indemnification under the Tennessee Business Corporation Act, and a determination is made that the facts then known to those making the determination would not preclude indemnification.
The corporation may indemnify and advance expenses to an officer, employee or agent who is not a director to the same extent as to a director by specific action of the corporation’s Board of Directors or by contract.
The rights to indemnification and to the advancement of expenses conferred in this Section 9 shall not be exclusive of any other right that any person may have or hereafter acquire under any statute, this Charter, Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, and the corporation is hereby permitted to grant additional rights to indemnification and advancement of expenses, to the fullest extent permitted by law, by resolution of directors, or an agreement providing for such rights.
The corporation may maintain insurance, at its expense, to protect itself and any director, officer, manager, employee or agent of the corporation or of another corporation, partnership, joint venture, limited liability company, trust or other enterprise against any expense, liability or loss, whether or not the corporation would have the power to indemnify such person against such expense, liability or loss under the Tennessee Business Corporation Act.
Dated this 28th day of October, 2002.
/s/Kimberly A. Wright
Kimberly A. Wright
Incorporator

State of Tennessee		For Office Use Only
Department of State	APPLICATION FOR
Corporate Filings	REGISTRATION OF
312 Eighth Avenue North	ASSUMED CORPORATE
6th Floor, William R. Snodgrass Tower	NAME
Nashville, TN 37243
Pursuant to the provisions 48-14-101(d) of the Tennessee Business Corporation Act or Section 48-54-101(d) of the Tennessee Nonprofit Corporation Act, the undersigned corporation hereby submits this application:
1. The true name of the corporation is Brownsville Hospital Corporation
2. The state of country of incorporation is Tennessee
3. The corporation intents to transact in Tennessee under an assumed corporate name.
4. The assumed corporate name the corporation proposes to use is Haywood Park Community Hospital
[NOTE: The assumed corporate name must meet the requirements of Section 48-14-101 of the Tennessee Business Corporation Act or Section 48-54-101 of the Tennessee Nonprofit Corporation Act.]

November 20, 2002	Brownsville Hospital Corporation
Signature Date	Name of Corporation

Assistant Secretary Signer’s Capacity	/s/Kimberly A. Wright Signature

Kimberly A. Wright
Name (typed or printed)

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State of Tennessee		For Office Use Only
Department of State	CHANGE OF REGISTERED
Corporate Filings	AGENT/OFFICE
312 Eighth Avenue North	(BY CORPORATION)
6th Floor, William R. Snodgrass Tower
Nashville, TN 37243
Pursuant to the provisions 48-15-102 or 48-25-108 of the Tennessee Business Corporation Act or Section 48-55-102 or 48-65-108 of the Tennessee Nonprofit Corporation Act, the undersigned corporation hereby submits this application:
1. The name of the corporation is BROWNSVILLE HOSPITAL CORPORATION
2. The street address of its current registered office is
2908 Poston Avenue, Nashville, TN 37203
3. If the current registered office is to be changed, the street address of the new registered office, the zip code of such office, and the county in which the office is located is 1900 Church Street, Suite 400, Nashville, TN 37203
4. The name of the current registered agent is Corporation Service Company
5. If the current registered is to be changed, the name of the new registered agent is National Registered Agents, Inc.
6. After the change(s), the street address of the registered office and the business office of the registered agent will be identical.

10-22-03	BROWNSVILLE HOSPITAL CORPORATION
Signature Date	Name of Corporation

Asst. Secretary	/s/Kimberly A. Wright
Signer’s Capacity	Signature

Kimberly A. Wright
Name (typed or printed)

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State of Tennessee		For Office Use Only
Department of State	CHANGE OF REGISTERED
Corporate Filings	AGENT/OFFICE
312 Eighth Avenue North	(BY CORPORATION)
6th Floor, William R. Snodgrass Tower
Nashville, TN 37243
Pursuant to the provisions 48-15-102 or 48-25-108 of the Tennessee Business Corporation Act or Section 48-55-102 or 48-65-108 of the Tennessee Nonprofit Corporation Act, the undersigned corporation hereby submits this application:
1. The name of the corporation is Brownsville Hospital Corporation
2. The street address of its current registered office is
1900 Church Street, Suite 400, Nashville, TN 37203
3. If the current registered office is to be changed, the street address of the new registered office, the zip code of such office, and the county in which the office is located is c/o Haywood Park Community Hospital, 2545 N. Washington Ave., Brownsville (Haywood County), TN 38012
4. The name of the current registered agent is National Registered Agents, Inc.
5. If the current registered is to be changed, the name of the new registered agent is Tom Schmitt, CEO
6. After the change(s), the street address of the registered office and the business office of the registered agent will be identical.

9-8-04	Brownsville Hospital Corporation
Signature Date	Name of Corporation

Assistant Secretary	/s/Robin J. Keck
Signer’s Capacity	Signature

Robin J. Keck
Name (typed or printed)

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CORPORATION ANNUAL REPORT
Please return completed form to:
TENNESSEE SECRETARY OF STATE
Attn: Annual Report
Annual Report Filing Fee Due:	312 Eighth Ave. N. 6th Floor
$20, if no changes are made in block#6 to the registered agent/office, or	William R. Snodgrass Tower Nashville, TN 37243
$40, if any changes are made in block #6 to the registered agent/office

CURRENT FISCAL YEAR CLOSING MONTH: 12 IF DIFFERENT CURRENT MONTH IS	THIS REPORT IS DUE ON OR BEFORE 04/01/05
(1) SECRETARY OF STATE CONTROL NUMBER: 0435829
(2a.) NAME AND MAILING ADDRESS OF CORPORATION:	(2B.) STATE OR COUNTRY OF INCORPORATION:

BROWNSVILLE HOSPITAL CORPORATION	TENNESSEE
155 FRANKLIN ROAD	(2D.) ADD OR CHANGE MAILING ADDRESS:
STE 400
BRENTWOOD, TN 37027
D 10/29/2002 FOR PROFIT
(3) A. PRINCIPAL ADDRESS INCLUDING CITY, STATE, ZIP CODE:
155 FRANKLIN ROAD, STE 400, BRENTWOOD, TN 37037
B. CHANGE OF PRINCIPAL ADDRESS:

STREET	CITY	STATE	ZIP CODE +4
(4) NAME AND BUSINESS ADDRESS, INCLUDING ZIP CODE, OF THE PRESIDENT, SECRETARY AND OTHER PRINCIPAL OFFICERS. (ATTACHED ADDITIONAL SHEET IF NECESSARY.)

TITLE	NAME	BUSINESS ADDRESS	CITY, STATE, ZIP CODE +4

PRESIDENT SECRETARY	SEE ATTACHED LIST
(5) BOARD OF DIRECTORS (NAMES, BUSINESS ADDRESS INCLUDING ZIP CODE).
(ATTACHED ADDITIONAL SHEET IF NECESSARY.) [ ] SAME AS ABOVE [ ] NONE OR LISTED BELOW: NAME:            BUSINESS ADDRESS            CITY, STATE, ZIP CODE +4
SEE ATTACHED LIST:
(6) A. NAME OF REGISTERED AGENT AS APPEARS ON SECRETARY OF STATE RECORDS:
TOM SCHMITT, CEO
B. REGISTERED ADDRESS AS APPEARS ON SECRETARY OF STATE RECORDS: HAYWOOD PARK COMM, 2545 N WASHINGTON, BROWNSVILLE, TN 38012
C. INDICATE BELOW ANY CHANGES TO THE REGISTERED AGENT NAME AND/OR REGISTERED OFFICE:
(I) CHANGE OF REGISTERED AGENT:
(II) CHANGE OF REGISTERED OFFICE:

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STREET	CITY	STATE	ZIP CODE +4	COUNTY
TN

(7) A. THIS BOX APPLIES ONLY TO NONPROFIT CORPORATIONS. OUR RECORDS REFLECT THAT YOUR NONPROFIT CORPORATION IS A PUBLIC BENEFIT OR A MUTUAL BENEFIT CORPORATION AS INDICATED: IF BLANK OR INCORRECT, PLEASE CHECK APPROPRIATE BOX:
☐ PUBLIC
☐ MUTUAL
B. IF A TENNESSEE RELIGIOUS CORPORATION, PLEASE CHECK
BOX IF BLANK.	☐ RELIGIOUS

(8) SIGNATURE	(9) DATE
/s/ Robin J. Keck	3-15-05
(10) TYPE PRINT NAME OF SIGNER:	(11) TITLE OF SIGNER:
Robin J. Keck	Asst. Secretary
** THIS REPORT MUST BE DATED AND SIGNED **
[SEAL]

2

BROWNSVILLE HOSPITAL CORPORATION
0435829
OFFICERS
WILLIAM S. HUSSEY-PRESIDENT
W. LARRY CASH .EXEC VP, CFO
RACHEL A. SEIFERT-SVP, SEC, GEN COUNSEL
MARTIN G. SCHWEINHART-SVP, OPERATIONS
KENNETH D. HAWKINS — SVP, ACQUISITIONS, AND DEVELOPMENT
JAMES W. DOUCETTE-VP, FINANCE, AND TREASURER
T. MARK BUFORD-VP/CONTROLLER
ROBERT A. HORRAR-VP, ADMIN
LINDA PARSONS-VP, HUMAN RESOURCES
CAROLYN S. LIPP-SVP, QUAL., AND RESOURCE MANAGEMENT
TERRY H. HENDON — VP, ACQUISITIONS, AND DEV.
ROBERT O. HORRAR — VP, BUSINESS DEVELOPMENT, AND MANAGED CARE
LARRY CARLTON-VP, REVENUE MANAGEMENT
SHERRY A. CONNELLY-ASST. SEC
KIMBERLY A. WRIGHT -ASST. SEC
ROBIN J. KECK- ASST. SEC.
DIRECTORS
WILLIAMS S. HUSSEY
W. LARRY CASH
RACHEL A. SEIFERT
155 FRANKLIN ROAD, STE 400
BRENTWOOD, TN 37027

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CORPORATION ANNUAL REPORT	Please return completed form to:
TENNESSEE SECRETARY OF STATE
Attn: Annual Report
Annual Report Filing Fee Due:	312 Eighth Ave. N. 6th Floor
$20, if no changes are made in block#6 to the registered	William R. Snodgrass Tower
agent/office, or	Nashville, TN 37243
$40, if any changes are made in block #6 to the registered agent/office

THIS REPORT IS DUE ON OR
CURRENT FISCAL YEAR CLOSING MONTH: 12 IF DIFFERENT	BEFORE 04/01/06
CURRENT MONTH IS
(1) SECRETARY OF STATE CONTROL NUMBER: 0435829
(2a.) NAME AND MAILING ADDRESS OF CORPORATION:	(2B.) STATE OR COUNTRY OF INCORPORATION:
BROWNSVILLE HOSPITAL CORPORATION	TENNESSEE
155 FRANKLIN ROAD	(2D.) ADD OR CHANGE MAILING ADDRESS:
STE 400
BRENTWOOD, TN 37027
7100 COMMERCE WAY SUITE 100
D 10/29/2002 FOR PROFIT	BRENTWOOD, TN 37027
(3) A. PRINCIPAL ADDRESS INCLUDING CITY, STATE, ZIP CODE:
155 FRANKLIN ROAD, STE 400, BRENTWOOD, TN 37037
B. CHANGE OF PRINCIPAL ADDRESS:

STREET	CITY	STATE	ZIP CODE +4
7100 COMMERCE WAY SUITE 100	BRENTWOOD	TN	37027
(4) NAME AND BUSINESS ADDRESS, INCLUDING ZIP CODE, OF THE PRESIDENT, SECRETARY AND OTHER PRINCIPAL OFFICERS.
(ATTACHED ADDITIONAL SHEET IF NECESSARY.)

TITLE	NAME	BUSINESS ADDRESS	CITY, STATE, ZIP CODE +4
PRESIDENT	SEE ATTACHED LIST
SECRETARY
(5) BOARD OF DIRECTORS (NAMES, BUSINESS ADDRESS INCLUDING ZIP CODE).
(ATTACHED ADDITIONAL SHEET IF NECESSARY.) ☐      SAME AS ABOVE ☐      NONE OR LISTED BELOW: NAME: BUSINESS ADDRESS CITY, STATE, ZIP CODE +4
SEE ATTACHED LIST:
(6) A. NAME OF REGISTERED AGENT AS APPEARS ON SECRETARY OF STATE RECORDS:
TOM SCHMITT, CEO
B. REGISTERED ADDRESS AS APPEARS ON SECRETARY OF STATE RECORDS: HAYWOOD PARK COMM, 2545 N WASHINGTON, BROWNSVILLE, TN 38012
C. INDICATE BELOW ANY CHANGES TO THE REGISTERED AGENT NAME AND/OR REGISTERED OFFICE:
(I) CHANGE OF REGISTERED AGENT:
(II) CHANGE OF REGISTERED OFFICE:

1

STREET	CITY	STATE	ZIP CODE +4	COUNTY
TN

(7) A. THIS BOX APPLIES ONLY TO NONPROFIT CORPORATIONS. OUR RECORDS REFLECT THAT YOUR NONPROFIT CORPORATION IS A PUBLIC BENEFIT OR A MUTUAL BENEFIT CORPORATION AS INDICATED: IF BLANK OR INCORRECT, PLEASE CHECK APPROPRIATE BOX:
☐ PUBLIC
☐ MUTUAL
B. IF A TENNESSEE RELIGIOUS CORPORATION, PLEASE CHECK
BOX IF BLANK.	☐ RELIGIOUS

(8) SIGNATURE	(9) DATE
/s/ Robin J. Keck	2-16-06
(10) TYPE PRINT NAME OF SIGNER:	(11) TITLE OF SIGNER:
Robin J. Keck	Asst. Secretary

**	THIS REPORT MUST BE DATED AND SIGNED **
[SEAL]

1

BROWNSVILLE HOSPITAL CORPORATION
DIRECTORS
William S. Hussey
W. Larry Cash
Rachel A. Seifert
OFFICERS
William S. Hussey-President
W. Larry Cash-Exec VP/CFO
Rachel A. Seifert-SVP/Sec/Gen Counsel
Martin G. Schweinhart-SVP, Operations
Kenneth D. Hawkin — SVP, Acquisitions and Development
James W. Doucette-VP, Finance and Treasurer
T. Mark Buford-VP/Controller
Robert A. Horrar, VP/Admin
Linda Parsons-VP/Hum.Res.
Carolyn S. Lipp-SVP/Qual. & Resource Management
Terry H. Hendon — VP, Acquisitions & Dev.
Robert O. Horrar — VP, Business Development
Larry Carlton-VP, Revenue Management
Tim G. Marlette — VP, Materials Management
Kathie G. Thomas — VP, Home Health Services
Gerald A. Weissman — VP, Medical Staff Development
J. Gary Seay — VP and CIO
Sherry A. Mori-Asst. Sec
Robin J. Keck — Asst. sec
ADDRESS FOR ALL OFFICERS & DIRECTORS: 7100 COMMERCE WAY SUITE
100, BRENTWOOD, TN 37027

1

State of Tennessee		For Office Use Only
Department of State	CHANGE OF REGISTERED
Corporate Filings	AGENT/OFFICE	RECEIVED
312 Eighth Avenue North	(BY CORPORATION)	STATE OF
6th Floor, William R. Snodgrass Tower		TENNESSEE
Nashville, TN 37243		2007 JAN 25 AM
8:52
RILEY DARNELL
SECRETARY OF
STATE
Pursuant to the provisions 48-15-102 or 48-25-108 of the Tennessee Business Corporation Act or Section 48-55-102 or 48-65-108 of the Tennessee Nonprofit Corporation Act, the undersigned corporation hereby submits this application:
1. The name of the corporation is Brownsville Hospital Corporation
2. The street address of its current registered office is c/o Haywood Park Community Hospital, 2545 N. Washington Ave., Brownsville (Haywood County), TN 38012
3. If the current registered office is to be changed, the street address of the new registered office, the zip code of such office, and the county in which the office is located is N/A
4. The name of the current registered agent is Tom Schmitt, CEO
5. If the current registered is to be changed, the name of the new registered agent is Kim Anthony, CEO
6. After the change(s), the street address of the registered office and the business office of the registered agent will be identical.

January 15, 2007	Brownsville Hospital Corporation
Signature Date	Name of Corporation

Assistant Secretary	/s/Robin J. Keck
Signer’s Capacity	Signature

Robin J. Keck
Name (typed or printed)

CORPORATION ANNUAL REPORT
Please return completed form to:
TENNESSEE SECRETARY OF STATE
Attn: Annual Report
Annual Report Filing Fee Due:	312 Eighth Ave. N. 6th Floor
$20, if no changes are made in block#6 to the registered	William R. Snodgrass Tower
agent/office, or	Nashville, TN 37243
$40, if any changes are made in block #6 to the registered agent/office

THIS REPORT IS DUE ON OR
CURRENT FISCAL YEAR CLOSING MONTH: 12	BEFORE 04/01/07
(1) SECRETARY OF STATE CONTROL NUMBER: 0435829
(2a.) NAME AND MAILING ADDRESS OF CORPORATION:	(2B.) STATE OR COUNTRY OF INCORPORATION:

BROWNSVILLE HOSPITAL CORPORATION	TENNESSEE
7100 COMMERCE WAY	(2D.) ADD OR CHANGE MAILING ADDRESS:
STE 100
BRENTWOOD, TN 37027
4000 MERIDIAN BLVD.
D 10/29/2002 FOR PROFIT	FRANKLIN, TN 37067
(3) A. PRINCIPAL ADDRESS INCLUDING CITY, STATE, ZIP CODE:
7100 COMMERCE WAY, SUITE 100, BRENTWOOD, TN 37037
B. CHANGE OF PRINCIPAL ADDRESS:

STREET	CITY	STATE	ZIP CODE +4
4000 MERIDIAN BLVD.	FRANKLIN	TN	37067
(4) NAME AND BUSINESS ADDRESS, INCLUDING ZIP CODE, OF THE PRESIDENT, SECRETARY AND OTHER PRINCIPAL OFFICERS.
(ATTACHED ADDITIONAL SHEET IF NECESSARY.)

TITLE	NAME	BUSINESS ADDRESS	CITY, STATE, ZIP CODE +4
PRESIDENT	SEE ATTACHED LIST
SECRETARY
(5) BOARD OF DIRECTORS (NAMES, BUSINESS ADDRESS INCLUDING ZIP CODE).
(ATTACHED ADDITIONAL SHEET IF NECESSARY.) ☐ SAME AS ABOVE ☐ NONE OR LISTED BELOW: NAME: BUSINESS ADDRESS CITY, STATE, ZIP CODE +4
SEE ATTACHED LIST:
(6) A. NAME OF REGISTERED AGENT AS APPEARS ON SECRETARY OF STATE RECORDS:
TOM SCHMITT, CEO
B. REGISTERED ADDRESS AS APPEARS ON SECRETARY OF STATE RECORDS:
HAYWOOD PARK COMM, 2545 N WASHINGTON, BROWNSVILLE, TN 38012
C. INDICATE BELOW ANY CHANGES TO THE REGISTERED AGENT NAME AND/OR REGISTERED OFFICE:
(I) CHANGE OF REGISTERED AGENT: Kim Anthony, CEO
(II) CHANGE OF REGISTERED OFFICE (Street Address):
(City)                     (State) TN                     (Zip Code +4)                     (County)

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TN

(7) A. THIS BOX APPLIES ONLY TO NONPROFIT CORPORATIONS. OUR RECORDS REFLECT THAT YOUR NONPROFIT CORPORATION IS A PUBLIC BENEFIT OR A MUTUAL BENEFIT CORPORATION AS INDICATED: IF BLANK OR INCORRECT, PLEASE CHECK APPROPRIATE BOX:
☐ PUBLIC
☐ MUTUAL
B. IF A TENNESSEE RELIGIOUS CORPORATION, PLEASE CHECK
BOX IF BLANK.	☐ RELIGIOUS

(8) SIGNATURE	(9) DATE
/s/ Robin J. Keck	3-5-07

(10) TYPE PRINT NAME OF SIGNER:	(11) TITLE OF SIGNER:
Robin J. Keck	Asst. Secretary

**	THIS REPORT MUST BE DATED AND SIGNED **
[SEAL]

2

BROWNSVILLE HOSPITAL CORPORATION
DIRECTORS:
William S. Hussey
W. Larry Cash
Rachel A. Seifert
OFFICERS:
William S. Hussey-President
W. Larry Cash-Exec VP/CFO
Rachel A. Seifert-SVP/Sec/Gen Counsel
Martin G. Schweinhart-SVP, Operations
Kenneth D. Hawkins — SVP, Acquisitions and Development
James W. Doucette-VP, Finance and Treasurer T.
Mark Buford-VP/Controller
Robert A. Horrar, VP/Admin
Linda Parsons-VP/Hum.Res.
Carolyn S. Lipp-SVP/Qual. & Resource Management
J. Gary Seay-VP & CIO
Gerald A. Weissman-VP, Medical Staff Development
Terry H. Hendon — VP, Acquisitions & Dev.
Robert 0. Horrar — VP, Business Development
Larry Carlton-VP, Revenue Management
Tim G. Marlette — VP, Materials Mgmt.
Kathie G. Thomas — VP, Home Health Services
Sherry A. Mori-Asst. Sec
Robin J. Keck — Asst. Sec
Address for all officers and directors: 4000 Meridian Blvd., Franklin, TN 37067

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